                                                                                              FACE
                                                                                              VALUE
                                                                                              BOND/
                                                                   NOTE/                      # OF       SHARE     AMOUNT
                                             ISSUER/SECURITY       BOND/  PURCHASE  SELLING   SHARES     PRICE/    PAID BY
TRUST           FUND NAME        CUSIP       DESCRIPTION           EQUITY DATE      BROKER**  PURCHASED  PAR       FUND       FYE
                                             Maryland Health &
                                             Higher Educational
Columbia Funds  Columbia                     Facilities Authority
Series Trust I  Tax-Exempt Fund  574217X26   5.25% 7/1/28          Bond  6/12/2008  JPMorgan  3,000,000  100.2320  3,006,960  11/30



                                             TX Brazos River
Columbia Funds  Columbia                     Authority                              Goldman
Series Trust I  Tax-Exempt Fund  106213HH7   8.25% 10/1/30         Bond  6/13/2008  Sachs     5,250,000  100.0000  5,250,000  11/30



                                             NY State Dorm
Columbia Funds  Columbia                     Authority NYU                          Morgan
Series Trust I  Tax-Exempt Fund  649903S28   5.0% 7/1/29           Bond  6/19/2008  Stanley   2,499,250  102.0410  2,550,260  11/30


                                             NY State Dorm
Columbia Funds  Columbia                     Authority NYU
Series Trust I  Tax-Exempt Fund  649903S28   5.0% 7/1/29           Bond  6/19/2008  JPMorgan    769,000  102.0410    784,695  11/30



                                             NY State Dorm
Columbia Funds  Columbia                     Authority NYU                          Merrill
Series Trust I  Tax-Exempt Fund  649903S28   5.0% 7/1/29           Bond  6/19/2008  Lynch       384,500  102.0410    392,348  11/30



                                             NY State Dorm
Columbia Funds  Columbia                     Authority NYU                          Roosevelt
Series Trust I  Tax-Exempt Fund  649903S28   5.0% 7/1/29           Bond  6/19/2008  & Cross     192,250  102.0410    196,174  11/30


                                             New York Long Island
Columbia Funds  Columbia                     Power Authority
Series Trust I  Tax-Exempt Fund  542690N40   6.00% 5/1/33          Bond  10/8/2008  JPMorgan    136,250   96.8790    131,998  11/30

Columbia Funds  Columbia
Series Trust I  Tax-Exempt Fund  542690N40   New York Long Island
                                             Power Authority
                                             6.00% 5/1/33          Bond  10/8/2008  Citigroup 1,090,000   96.8790  1,055,981  11/30


                                             New York Long Island
Columbia Funds  Columbia                     Power Authority                        Goldman
Series Trust I  Tax-Exempt Fund  542690N40   6.00% 5/1/33          Bond  10/8/2008  Sachs     1,362,500   96.8790  1,319,976  11/30


                                             New York Long Island
Columbia Funds  Columbia                     Power Authority                        Ramirez
Series Trust I  Tax-Exempt Fund  542690N40   6.00% 5/1/33          Bond  10/8/2008  & Co        136,250   96.8790    131,998  11/30


                                             Dormitory Authority
                                             of the State of                        Siebert
Columbia Funds  Columbia                     New York                               Brandford
Series Trust I  Tax-Exempt Fund  649902SS3   5.25% 3/15/38         Bond 11/14/2008  Shank & Co  500,000    95.951 479,755 11/30


                                             Dormitory Authority
                                             of the State of
Columbia Funds  Columbia                     New York                               Ramirez &
Series Trust I  Tax-Exempt Fund  649902SS3   5.25% 3/15/38         Bond 11/14/2008  Co          500,000 95.951 479,755 11/30


                                             Dormitory Authority
                                             of the State of
Columbia Funds  Columbia                     New York                               Morgan
Series Trust I  Tax-Exempt Fund  649902SS3   5.25% 3/15/38         Bond 11/14/2008  Stanley 1,500,000 95.951 1,439,265 11/30


                                             Dormitory Authority
                                             of the State of
Columbia Funds  Columbia                     New York                               Duncan-
Series Trust I  Tax-Exempt Fund  649902SS3   5.25% 3/15/38         Bond 11/14/2008  Williams 500,000 95.951 479,755 11/30


                                             Dormitory Authority
                                             of the State of
Columbia Funds  Columbia                     New York                               Dain
Series Trust I  Tax-Exempt Fund  649902SS3   5.25% 3/15/38         Bond 11/14/2008  Rauscher 500,000 95.951 479,755 11/30


                                             Dormitory Authority
                                             of the State of
Columbia Funds  Columbia                     New York
Series Trust I  Tax-Exempt Fund  649902SS3   5.25% 3/15/38         Bond 11/14/2008  Citigroup 1,000,000 95.951 959,510 11/30


                                             Dormitory Authority
                                             of the State of
Columbia Funds  Columbia                     New York
Series Trust I  Tax-Exempt Fund  649902SS3   5.25% 3/15/38         Bond 11/14/2008  JPMorgan 500,000 95.951 479,755 11/30